UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 20, 2011

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, China 262714

(Address of principal executive offices and zip code)

+86 (536) 567-0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 20, 2011, Gulf Resources, Inc. (the “Company”) issued a press release stating that it was providing verification on market leadership and production volume from local government agencies.  A copy of the press release is attached as Exhibit 99.1 hereto.  Copies of the three certifcations and their translations are attached as Exhibit 99.2 through 99.7 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated September 20, 2011.
99.2	Certification dated August 1, 2011 from the Shouguang Municipal Association of Bromine Industry.
99.3	Certifcation dated August 3, 2011 from the Shouguang Municipal Mineral Resources Administration Center.
99.4	Certification dated September 16, 2011 from the Shouguang Municipal Economic and Informatization Bureau of Shandong Province.
99.5	Translation of Exhibit 99.2.
99.6	Translation of Exhibit 99.3.
99.7	Translation of Exhibit 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: September 20, 2011

Exhibit Index

Exhibit Number	Description
99.1	Press release dated September 20, 2011.
99.2	Certification dated August 1, 2011 from the Shouguang Municipal Association of Bromine Industry.
99.3	Certifcation dated August 3, 2011 from the Shouguang Municipal Mineral Resources Administration Center.
99.4	Certification dated September 16, 2011 from the Shouguang Municipal Economic and Informatization Bureau of Shandong Province.
99.5	Translation of Exhibit 99.2.
99.6	Translation of Exhibit 99.3.
99.7	Translation of Exhibit 99.4.